Reconciliations of Non-GAAP Financial Measures

March 31, 2026

(Unaudited)

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
FFO, Normalized FFO, AFFO and Normalized AFFO
(dollars in thousands, except per share data)

	Three Months Ended March 31,
	2026	2025
Net income attributable to Sabra Health Care REIT, Inc.	$40,880	$40,304
Add:
Depreciation and amortization of real estate assets	53,131	43,494
Depreciation and amortization of real estate assets related to noncontrolling interests	(122)	—
Depreciation and amortization of real estate assets related to unconsolidated joint ventures	1,527	2,180
Impairment of real estate	440	—
FFO attributable to Sabra Health Care REIT, Inc.	$95,856	$85,978
Write-offs of lease intangibles	—	(566)
Recovery of loan losses	(213)	(173)
Other normalizing items (1)	465	2
Normalized FFO attributable to Sabra Health Care REIT, Inc.	$96,108	$85,241
FFO attributable to Sabra Health Care REIT, Inc.	$95,856	$85,978
Stock-based compensation expense	3,098	2,711
Non-cash rental and related revenues	(1,599)	(2,428)
Non-cash interest expense	2,368	1,729
Recovery of loan losses	(213)	(173)
Other adjustments related to unconsolidated joint ventures	76	(109)
Other adjustments	507	446
AFFO attributable to Sabra Health Care REIT, Inc.	$100,093	$88,154
Other normalizing items (1)	458	84
Normalized AFFO attributable to Sabra Health Care REIT, Inc.	$100,551	$88,238
Amounts per diluted common share attributable to Sabra Health Care REIT, Inc.:
Net income	$0.16	$0.17
FFO	$0.37	$0.36
Normalized FFO	$0.38	$0.35
AFFO	$0.39	$0.37
Normalized AFFO	$0.39	$0.37
Weighted average number of common shares outstanding, diluted:
Net income, FFO and Normalized FFO	255,965,287	240,295,817
AFFO and Normalized AFFO	257,228,587	241,513,735

(1)     Other normalizing items for FFO and AFFO primarily include triple-net operating expenses, net of recoveries.
See reporting definitions.                        2

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
EBITDA, Adjusted EBITDA, Adjusted EBITDA, as adjusted and Adjusted EBITDA, as adjusted, annualized
Net Debt and Net Debt to Adjusted EBITDA
(in thousands)

Three Months Ended
March 31, 2026
Net income	$40,813
Interest	28,409
Income tax expense	526
Depreciation and amortization	53,131
EBITDA	122,879
Income from unconsolidated joint ventures	(1,912)
Distributions from unconsolidated joint ventures	1,344
Stock-based compensation expense	3,098
Acquisition and transaction costs	500
Recovery of loan losses	(213)
Impairment of real estate	440
Other expense	138
Adjusted EBITDA (1)	126,274
Adjustments for current period activity (2)	1,293
Adjusted EBITDA, as adjusted	$127,567
Adjusted EBITDA, as adjusted, annualized	$510,268

March 31, 2026
Secured debt	$43,490
Revolving credit facility	354,979
Term loans	1,037,670
Senior unsecured notes	1,250,000
Consolidated Debt	2,686,139
Cash and cash equivalents	(116,530)
Net Debt	$2,569,609

March 31, 2026
Net Debt	$2,569,609
Adjusted EBITDA, as adjusted, annualized	$510,268
Net Debt to Adjusted EBITDA	5.04x

(1)    Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company’s long-term equity award program and loan loss reserves.
(2)    Adjustments for current period activity give effect to the acquisitions and dispositions completed during the period as though such acquisitions and dispositions were completed as of the beginning of the period and adjust for certain income and expense items that the Company does not believe are indicative of its operating results for the current period.
See reporting definitions.                        3

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Consolidated Statements of Income
Supplemental Information
(in thousands)

	Three Months Ended March 31,
	2026	2025
Cash rental income	$89,764	$90,071
Straight-line rental income	540	723
Write-offs of lease intangibles	—	566
Above/below market lease amortization	1,059	1,139
Operating expense recoveries	3,687	3,538
Rental and related revenues	$95,050	$96,037

See reporting definitions.                        4

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Senior Housing - Managed Revenues and Cash NOI
(in thousands)

	Three Months Ended
	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
Revenues:
Resident fees and services	$77,447	$78,985	$92,017	$108,434	$116,685
Resident fees and services attributable to noncontrolling interests	—	—	(117)	(312)	(317)
Resident fees and services - pro rata	$77,447	$78,985	$91,900	$108,122	$116,368
Income from unconsolidated joint ventures:
Resident fees and services	10,192	10,989	11,524	11,611	11,978
Resident fees and services not included in same store (1)	(20,161)	(21,358)	(33,892)	(47,936)	(55,532)
Same store resident fees and services - pro rata	$67,478	$68,616	$69,532	$71,797	$72,814

Net income	$40,304	$65,542	$22,517	$27,147	$40,813
Adjustments:
Net income not related to Senior Housing - Managed	(32,747)	(56,463)	(14,590)	(17,533)	(30,050)
Depreciation and amortization	13,654	14,372	19,989	23,730	25,965
Other income	—	(1,038)	(619)	(73)	—
Income from unconsolidated joint ventures	(218)	(832)	(1,226)	(1,652)	(1,912)
Sabra's share of unconsolidated joint ventures' Net Operating Income	3,202	3,713	4,034	4,061	4,262
Net Operating Income - consolidated	$24,195	$25,294	$30,105	$35,680	$39,078
Net Operating Income attributable to noncontrolling interests	—	—	(39)	(92)	(99)
Net Operating Income - pro rata	$24,195	$25,294	$30,066	$35,588	$38,979
Non-cash revenue and expense adjustments	(137)	51	5	4	4
Cash Net Operating Income - pro rata	$24,058	$25,345	$30,071	$35,592	$38,983
Cash Net Operating Income not included in same store (1)	(3,512)	(3,052)	(7,841)	(12,464)	(15,479)
Same store Cash Net Operating Income - pro rata	$20,546	$22,293	$22,230	$23,128	$23,504

(1)    Includes adjustments for changes in the foreign currency exchange rate where applicable by applying the average exchange rate for the current period to prior period results.
See reporting definitions.                        5

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI, Annualized Cash NOI and Annualized Cash NOI, as adjusted by Property Type
(in thousands)

	Three Months Ended March 31, 2026
	Skilled Nursing/ Transitional Care	Senior Housing				Behavioral Health	Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed Consolidated	Senior Housing - Managed Unconsolidated	Total Senior Housing			Other	Corporate	Total
Net income (loss)	$45,964	$5,867	$8,851	$1,912	$16,630	$8,139	$3,385	$10,018	$(43,323)	$40,813
Adjustments:
Depreciation and amortization	19,553	2,676	25,965	—	28,641	3,402	1,462	—	73	53,131
Interest	190	199	—	—	199	—	—	—	28,020	28,409
General and administrative	—	—	—	—	—	—	—	—	14,862	14,862
Recovery of loan losses	—	—	—	—	—	—	—	—	(213)	(213)
Impairment of real estate	440	—	—	—	—	—	—	—	—	440
Other expense	—	—	—	—	—	—	—	—	55	55
Income from unconsolidated joint ventures	—	—	—	(1,912)	(1,912)	—	—	—	—	(1,912)
Income tax expense	—	—	—	—	—	—	—	—	526	526
Sabra’s share of unconsolidated joint ventures’ Net Operating Income	—	—	—	4,262	4,262	—	—	—	—	4,262
Net Operating Income - consolidated	$66,147	$8,742	$34,816	$4,262	$47,820	$11,541	$4,847	$10,018	$—	$140,373
Net Operating Income attributable to noncontrolling interests	—	—	(99)	—	(99)	—	—	—	—	(99)
Net Operating Income - pro rata	$66,147	$8,742	$34,717	$4,262	$47,721	$11,541	$4,847	$10,018	$—	$140,274
Non-cash revenue and expense adjustments	(1,442)	(206)	—	4	(202)	(37)	90	—	—	(1,591)
Cash Net Operating Income - pro rata	$64,705	$8,536	$34,717	$4,266	$47,519	$11,504	$4,937	$10,018	$—	$138,683
Annualizing adjustments (1)	189,711	25,681	102,097	12,799	140,577	33,875	14,822	25,722	—	404,707
Annualized Cash Net Operating Income - pro rata	$254,416	$34,217	$136,814	$17,065	$188,096	$45,379	$19,759	$35,740	$—	$543,390
Reallocation adjustments (2)	1,681	7,128	—	—	7,128	24,426	—	(33,235)	—	—
Annualized Cash Net Operating Income, as adjusted - pro rata	$256,097	$41,345	$136,814	$17,065	$195,224	$69,805	$19,759	$2,505	$—	$543,390

(1)    Represents the annual effect of acquisitions, dispositions, lease modifications and scheduled rent increases completed during the period and mathematical adjustments needed to make Cash Net Operating Income for the period representative of Cash Net Operating Income for a full year.
(2)    Adjustments to reflect Annualized Cash Net Operating Income from mortgage and construction loans receivable and preferred equity investments in the related asset class of the underlying real estate.
See reporting definitions.                        6

SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS
Adjusted EBITDA. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company's long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non-GAAP supplemental measure of operating performance.
Annualized Cash Net Operating Income (“Annualized Cash NOI”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as Annualized Revenues less operating expenses and non-cash revenues and expenses. Annualized Cash NOI excludes all other financial statement amounts included in net income and is presented at Sabra's pro rata share.
Annualized Revenues. The annual contractual rental revenues under leases and interest and other income generated by the Company’s loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Annualized Revenues do not include tenant recoveries and are adjusted to reflect actual payments received related to the twelve months ended at the end of the respective period for leases no longer accounted for on an accrual basis.
Behavioral Health. Includes behavioral hospitals that provide inpatient and outpatient care for patients with mental health conditions, chemical dependence or substance addictions and addiction treatment centers that provide treatment services for chemical dependence and substance addictions, which may include inpatient care, outpatient care, medical detoxification, therapy and counseling.
Cash Net Operating Income (“Cash NOI”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Cash NOI as total revenues less operating expenses and non-cash revenues and expenses. Cash NOI excludes all other financial statement amounts included in net income and is presented at Sabra's pro rata share.
Consolidated Debt. The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements.
Funds From Operations (“FFO”) and Adjusted Funds from Operations (“AFFO”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company also believes that funds from operations, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“Nareit”), and adjusted funds from operations, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of the Company’s operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, Nareit created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions and the Company’s share of gains or losses from real estate dispositions related to its unconsolidated joint ventures, plus real estate depreciation and amortization, net of amounts related to noncontrolling interests, plus the Company’s share of depreciation and amortization related to its unconsolidated joint ventures, and real estate impairment charges of both consolidated and unconsolidated entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. AFFO is defined as FFO excluding stock-based compensation expense, non-cash rental and related revenues, non-cash interest income, non-cash interest expense, non-cash portion of loss on extinguishment of debt, provision for (recovery of) loan losses and other reserves, non-cash lease termination income and deferred income taxes, as well as other non-cash revenue and expense items (including noncapitalizable acquisition costs, transaction costs related to operator transitions and organizational or other restructuring activities, gain/loss on derivative instruments, and non-cash revenue and expense amounts related to noncontrolling interests) and the Company’s share of non-cash adjustments related to its unconsolidated joint ventures. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of the Company’s operating results among investors and makes comparisons of operating results among real estate investment trusts more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define AFFO differently than the Company does.
Net Debt. The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements, net of cash and cash equivalents as reported in the Company’s consolidated financial statements.
Net Debt to Adjusted EBITDA. The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Net Debt to Adjusted EBITDA an important supplemental measure because it provides investors, analysts, and management with a meaningful indicator of the Company’s financial leverage and its capacity to service and repay debt from operating cash flows. Net Debt to Adjusted EBITDA is calculated as Net Debt divided by Annualized Adjusted EBITDA, which is Adjusted EBITDA, as adjusted for annualizing adjustments that give effect to the acquisitions and dispositions completed during the respective period as though such acquisitions and dispositions were completed as of the beginning of the period presented.
Net Operating Income (“NOI”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines NOI as total revenues less operating expenses. NOI excludes all other financial statement amounts included in net income.
See reporting definitions.                        7

SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS
Normalized FFO and Normalized AFFO. Normalized FFO and Normalized AFFO represent FFO and AFFO, respectively, adjusted for certain income and expense items that the Company does not believe are indicative of its ongoing operating results. The Company considers Normalized FFO and Normalized AFFO to be useful measures to evaluate the Company’s operating results excluding these income and expense items to help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized FFO and Normalized AFFO do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized FFO and Normalized AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of Normalized FFO and Normalized AFFO may not be comparable to Normalized FFO and Normalized AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define FFO and AFFO or Normalized FFO and Normalized AFFO differently than the Company does.
Senior Housing. Senior Housing communities include independent living, assisted living, continuing care retirement and memory care communities.
Senior Housing - Managed. Senior Housing communities operated by third-party property managers pursuant to property management agreements.
Skilled Nursing/Transitional Care. Skilled Nursing/Transitional Care facilities include skilled nursing, transitional care, multi-license designation and mental health facilities.
Specialty Hospitals and Other. Includes acute care, long-term acute care and rehabilitation hospitals, facilities that provide residential services, which may include assistance with activities of daily living, and other facilities not classified as Skilled Nursing/Transitional Care, Senior Housing or Behavioral Health.
See reporting definitions.                        8